SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2005

STEEL DYNAMICS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 260-459-3553

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.    Results of Operations and Financial Condition

On June 1, 2005, Steel Dynamics, Inc. issued a press release titled “Steel Dynamics Revises Second Quarter Outlook,” containing information about the company’s anticipated financial and operating results for the three months ended June 30, 2005. The full text of the press release is furnished herewith and attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits.

	Exhibit Number	Description

	99.1	A press release dated June 1, 2005 titled “Steel Dynamics Revises Second Quarter Outlook”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler

Date: June 2, 2005	By:	Theresa E. Wagler
	Title:	Vice President and Corporate Controller